
HARROW®
Your patients. Our purpose.

Investor Presentation | July 2023

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow Health, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA, Core Results, such as core gross margin, core net income and core diluted net income per share, and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.



HARROW

Why Invest in Harrow

Poised to become a **top-tier U.S. ophthalmic pharmaceutical company**.

Transactions with Santen and Novaliq expected to **fuel additional growth** beginning in 2023 and accelerating in 2024+.

2023 Expectations:
>50% growth in **revenues, stable core gross margins** and **OpEx/revenue ratio**[1].

Adding **new revenue** from **premium branded and higher margin products**, driven by recently acquired branded products.

2024 Expectations:
Continued **strong revenue growth** and **core gross margin growth.**

Executive management equity award program is 100% based on Harrow **stock price performance.**

[1] Core gross margin is a non-GAAP measure that excludes from gross profit all amortization and impairment charges of intangible assets associated with acquired NDAs.

HARROW

Harrow's **Eyecare Pharmaceuticals** Platform

Highly-trusted, integrated pharmaceutical and pharmacy platform consisting of national sales and customer service teams, automated cGMP drug compounding facilities, and an efficient, scalable, and tech-enabled commercialization and distribution platform for prescription products, including a 50-state mail-order pharmacy.

Markets Served:

~40 SKUs serve the surgical, acute, and chronic care U.S. eyecare markets

5.5 Million	8+ Million	16+ Million	3+ Million
annual ocular surgeries(1)	intravitreal injections(2)	diagnosed dry eye disease patients(3)	glaucoma patients(4)

- Product lines supported by peer-reviewed literature and 60+ patents.
- Partners with eyecare professionals to innovate new products and meet unmet market needs.
- Service 4,000+ monthly accounts of over 10,000 prescribers and institutions.
- Integrated leading-edge IT platform facilitates easy engagement with Harrow ecosystem.
- Net Promoter Score ranked consistently in 80s and 90s in recent years.

(1) According to a 2019 report by *Market Scope*, a third-party provider of market data.
(2) According to a September 2021 report by *Market Scope*.
(3) Farrand KF, Fridman M, Stillman IO, Schaumberg DA. Prevalence of Diagnosed Dry Eye Disease in the United States Among Adults Aged 18 Years and Older. Am J Ophthalmol 2017;182:90-8.
(4) According to Glaucoma Research Foundation: https://www.glaucoma.org/about/fast-facts-glaucoma-research-foundation.php.

HARROW

Harrow **Revenues** and **Core Gross Margin**

(Revenues in Thousands)



34%
46%
51%
50%
60%
67%
70%
75%
73%
75%
76%
$1,660
$9,716
$19,942
$26,774
$41,372
$51,165
$48,871
$72,476
$88,595
$22,120
$26,103
2014
2015
2016
2017
2018
2019
2020
2021
2022
1Q22
1Q23
Consolidated Revenues
Core Gross Margin(1)

[1] Core gross margin is a non-GAAP measure that excludes from gross profit all amortization and impairment charges of intangible assets associated with acquired NDAs.

HARROW

2023 **Financial Guidance**

Calendar Year 2023

- Net revenues of between $135-$143 million
- Adjusted EBITDA of between $44-$50 million
- Net revenues and Adjusted EBITDA ramping up in 2024

Second Quarter 2023 Guidance

- For the three-month period ended June 30, 2023, Harrow expects to record over $31 million of total revenues and over $9.3 million of Adjusted EBITDA (a non-GAAP measure).

Management utilizes Adjusted EBITDA, an unaudited financial measure that is not calculated in accordance with GAAP, to evaluate the Company's financial results and performance and to plan and forecast future periods. Investors are encouraged to review the Company's complete results of operations and additional information provided in the Company's Annual Report on Form 10-K and quarterly reports on Form 10-Q. Management believes that Adjusted EBITDA reflects an additional way of viewing aspects of the Company's operations that, when viewed in conjunction with GAAP results, provides a more complete understanding of the Company's results of operations and the factors and trends affecting its business. Although we are providing management guidance on anticipated Adjusted EBITDA, we are unable to determine with reasonable certainty the ultimate outcome of certain items necessary to calculate net income, the most directly comparable GAAP measure, without unreasonable effort. These items include, but are not limited to, final calculation of investment related gains/losses, inventory reserves, profit transfers. revenue discounts, returns, chargebacks and stock-based compensation. These items are uncertain, depend on various factors, and could have a material impact on the GAAP reported results for the period. All estimates presented are subject to completion of the applicable quarter-end closing procedures. Our actual results for such period are not expected to be available until early August 2023 and may vary from these estimates. In addition, estimated financial information is necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the estimated financial information described above will not materialize or will vary significantly from actual results. Accordingly, undue reliance should not be placed on this estimate. The preliminary estimate is not necessarily indicative of any future period and should be read together with the sections titled "Risk Factors" and "Special Note Regarding Forward-Looking Statements," and under similar headings in the documents filed by the Company with the SEC as well as the financial statements, related notes and other financial information included in the Company's filings with the SEC.

Santen Transaction Summary

Acquired most of Santen's U.S. eyecare portfolio

- U.S. rights to five branded and one OTC ophthalmology products and Canadian rights to one branded and one OTC ophthalmology products.
- Product demand trends are positive, few new competitive threats, and most assets have IP through 2028 or later.

Insurance reimbursed options to Harrow's ImprimisRx compounded eye drops

- Harrow will own a total of 15 U.S. branded Rx ophthalmic medicines + an OTC tear that complements 40+ compounded SKUs.

Transaction expected to be financially accretive

- Following NDA/MA transfers (three to four months), transaction is expected to be immediately accretive.

Deal structured to allow Harrow to maximize efficiencies

- Existing CDMO contracts assignable.
- Harrow commercial resources mostly in place.

Financing provided by expanded Oaktree credit facility

- $12.5 million in gross proceeds; overall transaction expected to *lower Harrow's leverage ratio*.
- Deal structure includes medium term milestones related to manufacturing events and royalties on certain products.

Positions Harrow with one of the largest branded ophthalmic pharmaceutical portfolios in the U.S. | **Utilizes existing Harrow commercial infrastructure**

HARROW

Santen Acquisition Portfolio

			Indication / Class	Active Pharmaceutical Ingredient	IP	Differentiator
U.S.	VERKAZIA®	Rx	VKC	Cyclosporine 0.1%	2029 + orphan exclusivity until 2028	Only topical immunomodulator approved for rare disease VKC; cationic emulsion; approved for ages 2+
U.S.	NATACYN®	Rx	Antifungal	Natamycin 5%	N/A	Only on label anti-fungal eye drop – no generics despite FDA approval in 1978
U.S.	ZERVIATE®	Rx	Allergy	Cetirizine Hydrochloride Eq 0.24% Base	2033	Only H1 receptor antagonist formulated with Hydrella® lubricating ingredients
U.S.	TOBRADEX ST®	Rx	Corticosteroid + Antibacterial	Dexamethasone 0.05%; Tobramycin 0.3%	2028	Superior antibiotic coverage; 50% less dexamethasone vs. Tobradex; XanGen®
U.S.	FLAREX®	Rx	Corticosteroid	Fluorometholone Acetate 0.1%	N/A	Proven winner in treating ocular surface inflammation vs. FML®
U.S.	FRESHKOTE®	OTC	Dry Eye	No Active (API)	2028	Preservative-free, designed to support the integrity of all three layers of eye's tear film
Canada	VERKAZIA®	Rx	VKC	Cyclosporine 0.1%	2027	Only topical immunomodulator approved for rare disease VKC
Canada	CATIONORM PLUS®	OTC	Dry Eye	No Active (API)	2027	Preservative-free artificial tear that uses cationic emulsion to hold hydration in place

*Data provided is for informational purposes and is intended for investors and the investment community only.
VKC = vernal keratoconjunctivitis

HARROW

Novaliq Transaction Summary

Recent transaction to acquire North American rights to FDA-approved VEVYE® from Novaliq GmbH

- Patented 0.1% cyclosporine ophthalmic solution prescription drug based on Novaliq's proprietary EyeSol® water-free technology.
- First and only cyclosporine-based product indicated for both signs *and* symptoms of DED.
- Transaction, made effective July 2023, calls for:
  - $8 million upfront;
  - commercial milestone payments; and
  - low double-digit royalties.

DED is a large, underserved market in the U.S.

- ~16 million are diagnosed.
- 92% remain un- or under-treated due to limited efficacy and poor tolerability.[1]

VEVYE addresses key unmet need for patients with DED

- Patients recoil when eyedrops burn or sting.
- Water-free formulation improves patient comfort.
- Patients in clinical trials had improvements in symptoms after 4 weeks.

Projecting launch in late 2023 to early 2024

[1] Source: OIS Dry Eye Conference (March 2021)

VEVYE expected to be a leading product in Harrow product portfolio | **Utilizes existing Harrow commercial infrastructure** | **Leverages customer base of >6,000 prescribers of compounded cyclosporine-based Klarity-C Drops**

HARROW

VEVYE: *Broad Label, BID Dosing, Fast Onset, and Mild AEs*

	Label Indications	Dosing & Administration	Clinical Studies Onset	Adverse Events
Vevye® [1]	**Signs and symptoms of DED**	**BID**	**Schirmer Day 29**	**8% instillation site reactions; temporary decrease in visual acuity 3%**
Miebo® [2]	Signs and symptoms of DED	QID	tCFS Day 15 & 57 VAS Day 15 & 57	Blurred vision and conjunctival redness <4%
Restasis® [3]	Increased tear production Keratoconjunctivitis Sicca	BID	Schirmer Day 180	Ocular burning 17%, Hyperemia, eye pain, stinging, visual disturbance <5%
Cequa® [4]	Increased tear production Keratoconjunctivitis Sicca	BID	Schirmer Day 84	Pain on instillation 22%, hyperemia 6%, blepharitis, eye irritation <5%
Xiidra® [5]	Signs and symptoms of DED	BID	EDS Day 42 & 84 iCFS Day 84	5%-25% of patients experienced instillation-site irritation, dysgeusia, and reduced visual acuity
Tyrvaya™ [6] (nasal spray)	Signs and symptoms of DED	BID	Schirmer Day 28	82% of patients reported sneezing; 5-16% reported cough, throat irritation and instillation-site (nose) irritation

1) Vevye package insert; 2) Miebo package insert; 3) Restasis package insert; 4) Cequa package insert; 5) Xiidra package insert; 6) Tyrvaya package insert
Abbreviations: tCFS = total corneal fluorescein staining, VAS = visual analogue scale, EDS = eye dryness score, iCFS = inferior corneal fluorescein staining; BID = twice daily dosing; QID = four times daily dosing

*Data provided is for informational purposes and is intended for investors and the investment community only. This information is not the result of head-to-head studies of the listed medications. Because clinical trials are conducted under widely varying conditions, efficacy and adverse reaction rates observed in the clinical trials of a drug cannot be directly compared to rates in the clinical trials of another drug and may not reflect the rates observed in practice. Meibo®, Restasis®, Cequa® Xiidra® and Tyrvaya™ are trademarks of their respective owners and are not affiliated with or owned by Harrow.

IHEEZO™
(chloroprocaine HCl ophthalmic gel) 3%

Sterile, single-patient-use, physician-administered, ophthalmic gel preparation for ocular surface anesthesia, approved by FDA in September 2022.

- First approved use in the U.S. ophthalmic market of chloroprocaine hydrochloride.
- First branded ocular anesthetic approved for the U.S. market in nearly 14 years.
- IHEEZO Reimbursement:
  - Permanent J-Code (J2403) – current WAC pricing of $544/unit.
  - Transitional pass-through status.
- >12 million annual U.S. ocular procedures requiring ocular surface anesthesia.

IHEEZO clinical studies demonstrated:

~1-1.5 Min.

IHEEZO worked rapidly.

~22 Min.

IHEEZO provided sufficient anesthesia to successfully perform the surgical procedure.

No patient dosed with IHEEZO required a supplemental treatment to complete the surgical procedure.

HARROW

Fab Five Revitalization Strategy

ILEVRO™ (nepafenac ophthalmic suspension) 0.3%

Nevanac® (nepafenac ophthalmic suspension) 0.1%

Maxidex® (dexamethasone ophthalmic suspension) 0.1%

Triesence (triamcinolone acetonide injectable suspension)

VIGAMOX® (moxifloxacin ophthalmic solution) 0.05%

Fab Five History

- Per IQVIA, aggregate gross sales >$200M in the last five years.
- Sales declined due to lack of sales detailing and marketing.
- Clinical need remains strong.
- No major competitive threats to the portfolio.

We plan to revitalize these assets by:

- Managing the supply chain, ensuring adequate inventories.
- Expanding market access through public and private payors.
- Relaunching marketing efforts using industry-familiar branding and supportive data.
- Sales detailing through our national sales reps, supported by our team of pharmacy service representatives (PSRs) and customer service associates.

HARROW

Harrow U.S. Pro Forma Ophthalmic Portfolio

2014 - Present	2021 - Present	
Compounded	**Branded**	**Strategic Brands**
Proprietary compounded product lines, not FDA approved; **Cash pay, custom Rx needed**	FDA-approved products with **no generic competitors** and **broad insurance formulary coverage**	FDA-approved products with generic competitors; **Enhances offering to customers and payers**
GO DROP LESS	IHEEZO (chloroprocaine HCl ophthalmic gel) 3%	VIGAMOX (moxifloxacin ophthalmic solution) 0.05%
LESS DROPS	Triesence (triamcinolone acetonide injectable suspension)	Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)
SIMPLE DROPS	vevye (cyclosporine ophthalmic solution) 0.1%	Maxidex® (dexamethasone ophthalmic suspension) 0.1%
TOTALTEARS	ILEVRO (nepafenac ophthalmic suspension) 0.3%	Moxeza (moxifloxacin HCl ophthalmic solution) 0.5% as base
atropine.com | powered by imprimis Rx America's #1 Ophthalmic Pharmacy	ZERVIATE cetirizine ophthalmic solution, 0.24%	
Fortisite	Nevanac (nepafenac ophthalmic suspension) 0.1%	
	TobraDex ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05%	
	FRESHKOTE Preservative Free LUBRICANT EYE DROPS	
	Natacyn® (natamycin ophthalmic suspension) 5%	
	IOPIDINE® (apraclonidine hydrochloride ophthalmic solution) 1% as base	
	Verkazia cyclosporine ophthalmic emulsion 0.1%	
	Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%	

Harrow also owns rights to Econopred®, Tobrasome®, and Vexol® in the U.S.; rights to IHEEZO, VEVYE, VERKAZIA and Cationorm® PLUS in Canada; and worldwide rights to further commercialize FRESHKOTE.
Assumes Harrow acquires the U.S. commercial rights to TRIESENCE pursuant to a contract executed with the current NDA holder.

Potential Hidden Balance Sheet Value

Surface Ophthalmics, Melt Pharmaceuticals, and Eton Pharmaceuticals (Nasdaq: ETON) were founded as Harrow subsidiaries and carved-out after hiring management and closing external financings.

Harrow owns:

- 2 million shares of Eton and equity in Surface and Melt (20% and 46%, respectively).
- $13.5M in a senior secured note and a ROFR on commercialization rights of Melt's products.
- Royalty rights on Surface's SURF-100, 200, 201 and Melt's MELT-300 drug candidates.

	Pre-Clinical	Phase 1	Phase 2	Phase 3	NDA Filed
SURF-201 Prevention of post-cataract surgery inflammation	Best reported data for post-cataract surgical steroid				
SURF-200 Treatment of acute dry eye disease	Phase 2 data expected in 1H 2023				
SURF-100 Treatment of chronic dry eye disease	Exceptional superiority data recently reported versus market-leading chronic dry eye disease incumbents				
MELT-300 Procedural sedation	Exceptional superiority data recently reported versus market-leading chronic dry eye disease incumbents				

HARROW

Summary of Harrow (Nasdaq: HROW)

Poised to become a **top-tier U.S. ophthalmic pharmaceutical company**.

Transactions with Santen and Novaliq expected to **fuel additional growth** beginning in 2023 and accelerating in 2024+.

2023 Expectations:
>50% growth in **revenues, stable core gross margins** and **OpEx/revenue ratio**[1].

Adding **new revenue** from **premium branded and higher margin products**, driven by recently acquired branded products.

2024 Expectations:
Continued **strong revenue growth** and **core gross margin growth**.

Executive management equity award program is 100% based on Harrow **stock price performance.**

[1] Core gross margin is a non-GAAP measure that excludes from gross profit all amortization and impairment charges of intangible assets associated with acquired NDAs.

HARROW

HARROW®

Your patients. **Our purpose.**

102 Woodmont Blvd., Suite 610
Nashville, Tennessee 37205
www.Harrow.com

Jamie Webb
Director of Communications
and Investor Relations
jwebb@harrowinc.com
Direct: 615-733-4737